UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
April 15, 2008
CARBO CERAMICS INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-15903 (Commission File Number)	72-1100013 (IRS Employer Identification No.)

6565 MacArthur Boulevard, Suite 1050, Irving, TX (Address of principal executive offices)	75039 (Zip Code)
Registrant’s telephone number, including area code: (972) 401-0090
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Annual Meeting of Shareholders Presentation Slides

Item 7.01	Regulation FD Disclosure.
The following information, including the Exhibit to this Form 8-K, is being furnished pursuant to Item 7.01 — Regulation FD Disclosure of Form 8-K. This information is not deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act of 1933 registration statements.
On April 15, 2008, CARBO Ceramics Inc. (the “Company”) will present materials at the Company’s 2008 Annual Meeting of Shareholders. The text of these materials is included as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits.
(a) through (c) Not applicable.
(d) Exhibits:
The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Annual Meeting of Shareholders Presentation Slides
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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARBO Ceramics Inc.
	By:	/s/ R. Sean Elliott
R. Sean Elliott
Dated: April 15, 2008		General Counsel, Corporate Secretary and Chief Compliance Officer